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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to Registration Statement on Form S-1 (No. 333-12547) of our report dated July 25, 1996 relating to the consolidated financial statements of IntelliQuest Information Group, Inc. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP


Austin, Texas
October 10, 1996